EXHIBIT 10.40-G



                      CONSENT AND AMENDMENT NO. 7 TO LOAN DOCUMENTS

                                                                  March 19, 1999

Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Ladies and Gentlemen:

         Foothill Capital Corporation ("Foothill") and KPR Sports International, Inc. ("KPR") and RYKA Inc. ("Ryka", and together with KPR, individually, "Borrower" and collectively, "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of December 15, 1997 ("Restated Loan Agreement") by and among Foothill and Borrowers as amended by Consent, Amendment No. 1 to Loan Documents and Subordination Agreement, dated January 28, 1998, Amendment No. 1 to Amended and Restated Loan and Security Agreement dated February 20, 1998, Consent, Amendment No. 2 to Loan Documents and Waiver as to Certain Events of Default dated March 25, 1998, and Consent and Amendment No. 3 to Loan Documents dated as of May 12, 1998 and Amendment No. 4 to Loan Documents and Waiver, dated July __, 1998, Amendment No. 5 to Loan Documents, dated December 3, 1998 (collectively, the "Loan Agreement") and Consent and Amendment No. 6 to Loan Documents dated January 29, 1999 and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement as the same are amended hereby, and as the same may be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Documents"). All capitalized terms used herein shall have the meanings assigned thereto in the Restated Loan Agreement, unless otherwise defined herein.

         Borrowers have requested that Foothill consent to the formation of a new [indirectly] wholly-owned subsidiary of Global Sports, Inc. (the "Holding Company"), namely, Global Sports Interactive, Inc., a Pennsylvania corporation (the "Web Subsidiary").

         Foothill is willing to consent to the foregoing subject to the terms and conditions contained herein. By this Consent and Amendment, Foothill and Borrowers desire and intend to evidence such consent and amendments.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Schedule 5.8. Schedule 5.8 of the Restated Loan Agreement is hereby amended by adding the following to the end thereof:


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                           -        Global Sports Interactive, Inc.
                           -       PENNSYLVANIA CORPORATION
                           -       10,000 SHARES OF COMMON STOCK AUTHORIZED
                           - 100 SHARES OWNED BY GLOBAL SPORTS, INC. WHICH IS 100% OF THE ISSUED AND OUTSTANDING STOCK

         2. Consent to Formation of Web Subsidiary. Pursuant to Section 7.13 of the Restated Loan Agreement, Section 5.7(c) of the General Security Agreement dated as of December 15, 1997 executed and delivered by Holding Company and any other applicable provision of the Loan Documents, Borrowers and Guarantors hereby request and Lender hereby consents to the formation of Global Sports Interactive, Inc., a Pennsylvania corporation, to be owned as set forth on amended Schedule 5.8 of the Restated Loan Agreement; provided, that, Borrowers and Guarantors covenant that Borrowers and Guarantors shall not contribute more than $1,000,000 (including all contributions made through the date hereof) in the aggregate to Web Subsidiary until such time as Web Subsidiary is made a party to the Loan Documents on terms and conditions acceptable to Lender.

         3. Representations and Warranties. In addition to, and not in limitation of, the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Foothill pursuant to the Loan Documents, each Borrower hereby represents, warrants and covenants with and to Foothill as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

                  (a) As of the date hereof, and after giving effect to the consents set forth in paragraph 2 hereof, there exists no Event of Default and no condition or event or other state of facts which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

                  (b) This Consent and Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and each Guarantor enforceable against each Borrower and each Guarantor in accordance with their respective terms.

                  (c) All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, after giving effect to the consent set forth in paragraph 2 hereof and the consummation of the formation of the Web Subsidiary, except to the extent any such representation or warrant is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         4. Conditions Precedent. The consent and amendments herein shall be effective upon the receipt by Foothill of a counterpart of this Consent and Amendment, duly authorized, executed and delivered by Borrowers and Guarantors.


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         5. Effect of this Consent and Amendment.

                  (a) Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms hereof and the other Loan Documents, the terms hereof shall control.

                  (b) In addition to, and not in limitation of, any term or provision contained in the Loan Agreement or any other Loan Document that prohibits the disposal of assets of any Borrower or Guarantor, including, without limitation, Section 7.4 of the Restated Loan Agreement, none of Borrowers or Guarantors shall, without the prior written consent of Foothill in each instance, dispose of any assets of any Borrower or Guarantor to any Person.

         6. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Consent and Amendment.

         7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

         8. Binding Effect. This Consent and Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         9. Counterparts. This Consent and Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Consent and Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

         Please sign the enclosed counterpart of this Consent and Amendment in the space provided below, whereupon this Consent and Amendment, as so accepted by Foothill, shall become a binding agreement among Borrowers and Foothill.

                                                  Very truly yours,

                         KPR SPORTS INTERNATIONAL, INC.

                                                  By:      /s/ Michael G. Rubin

                                                  Title:   Chairman and CEO


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                                                     RYKA, INC.

                            By: /s/ Michael G. Rubin
                             Title: Chairman and CEO

AGREED:

FOOTHILL CAPITAL CORPORATION

By:      /s/ Erik R. Sawyer

Title:     Vice President


ACKNOWLEDGED AND AGREED TO
IN ALL RESPECTS:

APEX SPORTS INTERNATIONAL, INC.

By:      /s/ Michael G. Rubin

Title:            Chairman and CEO


MR MANAGEMENT INC.

By:      /s/ Michael G. Rubin

Title:            Chairman and CEO


GLOBAL SPORTS, INC.

By:      /s/ Michael G. Rubin

Title:            Chairman and CEO


                                        [SIGNATURES CONTINUE ON NEXT PAGE]

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                                     [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



G.S.I., INC.

By:      /s/ Michael G. Rubin

Title:   Chairman and CEO


GLOBAL SPORTS INTERACTIVE, INC.

By:      /s/ Michael G. Rubin

Title:   Chairman and CEO


         /s/ Michael G. Rubin
            MICHAEL RUBIN




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